                                                             -------------------
                                                              EXECUTION VERSION
                                                             -------------------

                               FOURTH AMENDMENT TO
                           MASTER REPURCHASE AGREEMENT
                (WACHOVIA TRANSACTION WITH NRFC WA HOLDINGS, LLC)

         THIS FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of
October 28, 2005 (this "Amendment No. 4"), is entered into by and among NRFC WA
HOLDINGS, LLC, as a seller ("NRFC") and NRFC WA HOLDINGS II, LLC, as a seller
("NRFC II" and, collectively with NRFC, the "Sellers"), WACHOVIA BANK, NATIONAL
ASSOCIATION, as the buyer (in such capacity, the "Buyer"), and NORTHSTAR REALTY
FINANCE CORP., as the guarantor (the "Guarantor"), and consented to by NRFC
SUB-REIT CORP., as the pledgor (the "Pledgor"), WELLS FARGO BANK, NATIONAL
ASSOCIATION (f/k/a Wells Fargo Bank Minnesota, N.A.), as the custodian (in such capacity, the "Custodian"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as the swap counterparty (in such capacity, the "Swap Counterparty"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

                                 R E C I T A L S

         WHEREAS, the Seller, the Guarantor and the Buyer are parties to that certain Master Repurchase Agreement (including all annexes, exhibits and schedules thereto), dated as of July 13, 2005, as amended by that certain First
Amendment to Master Repurchase Agreement, dated as of August 24, 2005
("Amendment No. 1"), that certain Second Amendment to Master Repurchase
Agreement, dated as of September 20, 2005 ("Amendment No. 2"), that certain
Third Amendment to Master Repurchase Agreement, dated as of September 30, 2005
("Amendment No. 3"), and that certain Omnibus Amendment to Repurchase Documents and Joinder, dated as of October 21, 2005 ("Omnibus Amendment") (as such Master
Repurchase Agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to
Amendment No. 1, Amendment No. 2, Amendment No. 3, the Omnibus Amendment and
this Amendment No. 4, the "Repurchase Agreement");

         WHEREAS, the Seller desires to make certain modifications to the
Repurchase Agreement;

         WHEREAS, the Buyer is willing to modify the Repurchase Agreement as requested by the Seller on the terms and conditions specified herein; and

         WHEREAS, the Pledgor, the Custodian and the Swap Counterparty are
parties to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 4 and desire to consent to the amendments and modifications set forth herein.

         NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1.   AMENDMENTS TO REPURCHASE AGREEMENT.

         (a) The following new definitions are added to Section 1(a) of Annex I to the Repurchase Agreement:

                  (1) "Bond Purchase Agreement: The Bond Purchase Agreement,
                  dated as of [OCTOBER 28], 2005, between the Purchaser and NRFC
                  Sub-REIT Corp."

                  (2) "Bond Purchase Price: The "Purchase Price" outstanding under, and as defined in, the Bond Purchase Agreement."

         (b) The following definitions in Section 1(a) of Annex I to the
Repurchase Agreement are hereby amended and restated as follows:

                  (1) "Maximum Amount: Means (a) during the Temporary Increase
                  Period, $350,000,000 and (b) after the Temporary Increase
                  Period, (i) in the event the Seller repays the Temporary
                  Increase Indebtedness plus all accrued and unpaid Price
                  Differential thereon and all related Breakage Costs on or
                  before the Temporary Increase Expiration Date, $150,000,000 and (ii) in the event the Seller does not satisfy clause
                  (b)(i) of this definition, $350,000,000; provided, however,
                  (1) the amounts under clauses (a) and (b) of this definition shall be reduced by the amount of the Bond Purchase Price
                  outstanding under the Bond Purchase Agreement and (2) on and after the Facility Maturity Date, the Maximum Amount shall mean the aggregate Purchase Price outstanding for all
                  Transactions."

                  (2) "Seller-Related Obligations: Any obligations, liabilities and/or Indebtedness of the Seller and/or any Indebtedness of
                  the Guarantor or the Pledgor under any other arrangement
                  between the Seller, the Guarantor and/or the Pledgor on the one hand and the Buyer, an Affiliate of the Buyer (including, without limitation the obligations, liabilities and
                  Indebtedness under the Swap Documents) and/or any commercial paper conduit for which the Buyer or an Affiliate of the Buyer acts as a liquidity provider, administrator or agent on the other hand, including, without limitation, the obligations, liabilities and Indebtedness of the Pledgor to the Purchaser under the Bond Purchase Agreement."

                                       2

         SECTION 2.   [RESERVED].

         SECTION 3.   REPURCHASE DOCUMENTS IN FULL FORCE AND EFFECT AS MODIFIED.

         Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to the Repurchase Agreement shall be deemed to mean the Repurchase Agreement as modified by this Amendment
No. 4. This Amendment No. 4 shall not constitute a novation of the Repurchase
Agreement, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Agreement, as modified by this Amendment No. 4, as though such terms and conditions were set forth herein.

         SECTION 4.   REPRESENTATIONS.

         Each of the Sellers, the Guarantor and the Pledgor represents and warrants, as of the date of this Amendment No. 4, as follows:

         (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

         (b) the execution, delivery and performance by it of this Amendment No.
4 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Governing Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation,
Indebtedness or Guarantee Obligation;

         (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other
Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 4;

         (d) this Amendment No. 4 has been duly executed and delivered by it;

         (e) this Amendment No. 4, as well as each of the Repurchase Documents as modified by this Amendment No. 4, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

         (f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 4; and

         (g) each of the Repurchase Documents is in full force and effect and neither the Seller, the Guarantor nor the Pledgor have any defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Seller, the Guarantor, the Pledgor or any other
Person with respect to this Amendment No. 4, the Repurchase Agreement,

                                       3

the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller to repay the Obligations and other amounts due under the Repurchase Documents.

         SECTION 5.   CONDITIONS PRECEDENT.

         The effectiveness of this Amendment No. 4 is subject to the following conditions precedent: (i) delivery to the Buyer of this Amendment No. 4 duly executed by each of the parties hereto; (ii) payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Buyer, in the amount to be set forth on a separate invoice; and (iii) such other documents, agreements or certifications as the Buyer may reasonably require.

         SECTION 6.   MISCELLANEOUS.

         (a) This Amendment No. 4 may be executed in any number of counterparts
(including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment
No. 4 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment No. 4 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

         (d) The interpretive provisions of Section 1(b) of Annex I of the
Repurchase Agreement are incorporated herein mutadis mutandis.

         (e) This Amendment No. 4 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (f) THIS AMENDMENT NO. 4 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
UNDER THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS
CONFLICT OF LAWS PROVISIONS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       4

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLERS:                         NRFC WA HOLDINGS, LLC,
                                     a Delaware limited liability company

                                     By: /s/ Daniel R. Gilbert
                                        ----------------------------------------
                                     Name: Daniel R. Gilbert
                                          --------------------------------------
                                     Title: Executive Vice President
                                           -------------------------------------

                                     Address for Notices:

                                     NRFC WA Holdings, LLC
                                     c/o NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York  10022
                                     Attention:         Mark E. Chertok
                                                        Richard McCready
                                                        Daniel R. Gilbert
                                     Facsimile No.:     (212) 208-2651
                                                        (212) 319-4558
                                     Confirmation No.:  (212) 319-2618
                                                        (212) 319-2623
                                                        (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York  10022
                                     Attention:         Robert J. Grados, Esq.
                                     Facsimile No.:     (212) 230-7830
                                     Confirmation No.:  (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   Schedule 1

THE SELLERS (CONT.):                 NRFC WA HOLDINGS II, LLC,
                                     a Delaware limited liability company

                                     By: /s/ Daniel R. Gilbert
                                        ----------------------------------------
                                     Name: Daniel R. Gilbert
                                          --------------------------------------
                                     Title: Executive Vice President
                                           -------------------------------------

                                      Address for Notices:

                                      NRFC WA Holdings II, LLC
                                      c/o NorthStar Realty Finance Corp.
                                      527 Madison Avenue
                                      New York, New York  10022
                                      Attention:         Mark E. Chertok
                                                         Richard McCready
                                                         Daniel R. Gilbert
                                      Facsimile No.:     (212) 208-2651
                                                         (212) 319-4558
                                      Confirmation No.:  (212) 319-2618
                                                         (212) 319-2623
                                                         (212) 319-3679

                                      with a copy to:

                                      Paul Hastings Janofsky & Walker LLP
                                      75 East 55th Street
                                      New York, New York  10022
                                      Attention:         Robert J. Grados, Esq.
                                      Facsimile No.:     (212) 230-7830
                                      Confirmation No.:  (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   Schedule 2

THE GUARANTOR:                       NORTHSTAR REALTY FINANCE CORP.,
                                     a Maryland corporation

                                     By: /s/ Daniel R. Gilbert
                                        ----------------------------------------
                                     Name: Daniel R. Gilbert
                                          --------------------------------------
                                     Title: Executive Vice President
                                           -------------------------------------

                                     Address for Notices:

                                     NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York  10022
                                     Attention:         Mark E. Chertok
                                                        Richard McCready
                                                        Daniel R. Gilbert
                                     Facsimile No.:     (212) 208-2651
                                                        (212) 319-4558
                                     Confirmation No.:  (212) 319-2618
                                                        (212) 319-2623
                                                        (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York  10022
                                     Attention:         Robert J. Grados, Esq.
                                     Facsimile No.:     (212) 230-7830
                                     Confirmation No.:  (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   Schedule 3

THE BUYER:                            WACHOVIA BANK, NATIONAL ASSOCIATION, a
                                      national banking association

                                      By:  /s/ Joe Cannon
                                          --------------------------------------
                                      Name:  Joe Cannon
                                            ------------------------------------
                                      Title:  Associate
                                             -----------------------------------

                                      Wachovia Bank, National Association
                                      One Wachovia Center, Mail Code:  NC0166
                                      301 South College Street
                                      Charlotte, North Carolina  28288
                                      Attention:         Marianne Hickman
                                      Facsimile No.:     (704) 715-0066
                                      Confirmation No.:  (704) 715-7818

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   Schedule 4

CONSENTED TO BY:

THE PLEDGOR:                         NRFC SUB-REIT CORP.,
                                     a Maryland corporation

                                     By: /s/ Daniel R. Gilbert
                                        ----------------------------------------
                                     Name: Daniel R. Gilbert
                                          --------------------------------------
                                     Title: Executive Vice President
                                           -------------------------------------

                                     NRFC Sub-REIT Corp.
                                     c/o NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York  10022
                                     Attention:         Mark E. Chertok
                                                        Richard McCready
                                                        Daniel R. Gilbert
                                     Facsimile No.:     (212) 208-2651
                                                        (212) 319-4558
                                     Confirmation No.:  (212) 319-2618
                                                        (212) 319-2623
                                                        (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York  10022
                                     Attention:         Robert J. Grados, Esq.
                                     Facsimile No.:     (212) 230-7830
                                     Confirmation No.:  (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   Schedule 5

CONSENTED TO BY:

THE CUSTODIAN:                       WELLS FARGO BANK, NATIONAL ASSOCIATION

                                     By: /s/ Karolyn Kleingartner
                                        ----------------------------------------
                                     Name: Karolyn Kleingartner
                                          --------------------------------------
                                     Title: Corporate Trust Officer
                                           -------------------------------------

                                     Wells Fargo Bank, National Association
                                     751 Kasota Avenue
                                     Minneapolis, Minnesota  55414
                                     Attention:         Tina Hatfield,
                                                        Assistant Vice President
                                     Facsimile No.:     (612) 466-5416
                                     Confirmation No.:  (612) 466-5252

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   Schedule 6

THE SWAP COUNTERPARTY:             WACHOVIA BANK, NATIONAL ASSOCIATION, a
                                   national banking association

                                   By:  /s/ John Miechkowski
                                       -----------------------------------------
                                   Name:  John Miechkowski
                                         ---------------------------------------
                                   Title:  Director
                                          --------------------------------------

                                   Wachovia Bank, National Association
                                   One Wachovia Center, Mail Code:  NC0166
                                   301 South College Street
                                   Charlotte, North Carolina  28202-0600
                                   Attention:        Bruce M. Young, Senior Vice
                                                     President, Risk Management
                                   Facsimile No.:    (704) 383-0575
                                   Confirmation No.: (704) 383-8778

                                   Schedule 7